EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sun World Partners, Inc. (the “Company”) on Form 10-K for the period ended May 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ron Lizee, Chief Financial Officer and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 15, 2008

By: /s/ Ron Lizee

Name: Ron Lizee

Title:   Chief Financial Officer (Principal Financial Officer)